UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ZYMEWORKS INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

C 1234567890 ENDORSEMENT_LINE______________ SACKPACK 000001 MR A SAMPLEDESIGNATION (IF ANY)ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 OnlineGo to www.investorvote.com/ZYME or scan theQR code login details are located in theshaded bar below. Votes must be received by 11:59 pm ET onDecember 6, 2023 for shares held directly andby 11:59 pm ET on December 4 for shares heldvia Shareworks. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for theZymeworks Inc. Stockholder Meeting to be Held on December 7, 2023Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annualstockholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online orrequest a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.We encourage you to access and review all of the important information contained in the proxy materials before voting. TheNotice and Proxy Statement and the Annual Report on Form 10-K are available at: www.investorvote.com/ZYME Easy Online Access View your proxy materials and vote. Step 1: Go to www.investorvote.com/ZYME. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials If you want to receive a copy of the proxy materials, you must requestone. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse sideon or before November 27, 2023 to facilitate timely delivery. 2 NOT C O Y + 03VPZE

Stockholder Meeting Notice Zymework Inc.s Annual Meeting of Stockholders will be held on December 7, 2023 at Fairmont Pacific Rim, Emerald A,1038 Canada Pl, Vancouver, BC V6C 0B9, at 9:00 a.m. PT.Proposals to be voted on at the meeting are listed below along with the Board of Directors recommendations.The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2-3:1. Election of Directors:01 - Nancy Davidson02 - Derek Miller03 - Hollings C. Renton2. Advisory vote on the compensation of named executive officers3. Ratification of the appointment of KPMG LLP, chartered professional accountants, as auditors for the year ending December 31, 2023PLEASE NOTE YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials toreceive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to Zymeworks Inc.'s Annual Meeting:From Vancouver International Airport:Take the first exit that shows Vancouver Downtown.You will cross over the Arthur Laing Bridge.At the end of the bridge you will be on Granville Street.Follow along Granville Street for approximately 60 blocks.Continue over the Granville Street Bridge into downtown Vancouver.Proceed into the left lane and turn left on Davie Street until you reach Burrard Street.Turn right on Burrard Street. Continue along Burrard towards the water.Hotel is located at the foot of Burrard Street, on the corner of Burrard and Cordova - turn left at Cordova Street, then right into the hotel entrance.From Seattle, Washington (U.S./Canada Border):Travel North on Hwy I-5 from Seattle across the border.The I-5 will turn into Hwy 99.Follow Hwy 99 North until it becomes Oak Street.Continue on Oak Street, approximately 70 blocks to Broadway.Turn left at Broadway and follow Broadway, approximately 10 blocks to Burrard Street.Turn right on Burrard Street and follow Burrard Street to the very end.Turn left on Cordova Street. Turn right into Hotel entrance. Heres how to order a copy of the proxy materials and select delivery preferences:Current and future delivery requests can be submitted using the options below.If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.investorvote.com/ZYME. Phone Call us free of charge at 1-866-641-4276. Email Send an email to investorvote@computershare.com with Proxy Materials Zymeworks Inc. in the subject line. Include yourfull name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of themeeting materials.To facilitate timely delivery, requests for a paper copy of proxy materials must be received by November 27, 2023.

C1234567890XXX Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 Notice of Internet Availability of Proxy Materials 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for Zymeworks Inc. (the "Company") Annual Meeting to be Held on December 7, 2023 at 9:00 am Pacific Time at the Fairmont Pacific Rim, Emerald A, 1038 Canada Place, Vancouver BC V6C 0B9 The U.S. securities regulators have adopted policies that permit the use of notice-and-access for proxy solicitation instead of the traditional physical delivery of proxy materials. The Company is availing itself of the notice-and-access policies and as a result, you will not be receiving a paper copy of the proxy materials in respect of the Annual Meeting unless specifically requested in accordance with the instructions in this Notice. You are receiving this notice to advise that the proxy materials for the above noted meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the meeting are on the reverse side. Your vote is important! THIS IS NOT A FORM FOR VOTING This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the Notice and Proxy Statement and Annual Report on Form 10-K are available at: https://www.zymeworks.com/agm-materials Easy Online Access - A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Obtaining a Paper or Email Copy of the Proxy Materials - If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before November 27, 2023 to facilitate timely delivery of a paper copy of proxy materials for the December 7, 2023 Annual Meeting. ZYMQ CPUQC01.E.INT/000001/i1234

Shareholder Meeting Notice The Company's Annual Meeting of Shareholders will be held on December 7, 2023 at the Fairmont Pacific Rim, Emerald A, 1038 Canada Place, Vancouver BC V6C 0B9, at 9:00 am Pacific Time. To attend the Annual Meeting and exercise the voting rights directly, you must (1) request a proxy from Computershare Trust Company of Canada at the address below and (2) not have previously submitted voting instructions or have submitted a written revocation of any such previous instructions. VOTING ITEMS The Board of Directors recommends you vote FOR the following: 1. Election of Directors: Nominees 01. Nancy Davidson02. Derek Miller 03. Hollings C. Renton 2. Advisory Vote on the Compensation of Named Executive Officers 3. Ratification of the appointment of KPMG LLP, chartered professional accountants, as auditors for the year ending December 31, 2023 We encourage you to access and review all of the important information contained in the proxy materials before voting. PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must either vote online or request a paper or email copy of the proxy materials and a voting instruction card. To assure your representation at the Annual Meeting, please complete, sign, date and return the voting instruction card that is delivered to you. Shareholders who do not wish to attend the Annual Meeting or do not wish to vote in person can vote by voting instruction card. A registered shareholder must return the completed voting instruction card to the Company: (a) by delivering the voting instruction card as instructed therein, which voting instruction card must be received by 11:59 pm Eastern Time on December 4, 2023 (b) by internet at www.investorvote.com not later than December 4, 2023 at 11:59 pm Pacific Time; or not later than December 4, 2023 at 11:59 pm Eastern Time; or (c) by telephone by calling toll-free in North America on December 4, 2023 at 1-866-732-8683 and following the instructions no later than December 4, 2023 at 11:59 pm Eastern Time. If you are a non-registered shareholder (i.e. you own your shares through an intermediary such as a bank, trust company or broker), you can vote your shares by following the instructions provided by your intermediary. How to Obtain Paper or Email Copies of the Proxy Materials Shareholders may request to receive paper or email copies of current and future meeting materials by mail or email at no cost. Requests for copies may be made using your Control Number located in the shaded bar on the reverse side of this notice. If you request an email copy, you will receive an email with a hyperlink to the proxy materials. Registered shareholders may enroll to receive future meeting materials by email by visiting www.computershare.com/eDelivery and clicking on "eDelivery Signup". To attend the Annual Meeting in person and exercise voting rights directly, please contact Computershare Trust Company of Canada at the following address: 3rd Floor, 510 Burrard Street Vancouver BC, V6C 3B9, or call/email corporatetrust.vancouver@computershare.com/236 982 4155. Request a paper copy of the proxy materials: BY TELEPHONE: Call Toll Free, within North America at 1-800-579-1639. BY INTERNET: Visit www.proxyvote.com BY EMAIL: Send a request to investorvote@computershare.com with "Proxy Materials"in the subject line.